SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Smith Barney Trust II

(formerly, CitiFunds Trust II)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Smith Barney Diversified Large Cap Growth Fund Smith Barney Small Cap Growth Opportunities Fund
388 Greenwich Street New York, New York 10013 July ___, 2001

Dear Shareholder:

   A Special Meeting of Shareholders of Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund will be held at the offices of Smith Barney Fund Management LLC, 7 World Trade Center, New York, New York at 10:00 a.m. on August 27, 2001.

   At the Meeting, you will be asked to elect Trustees and to vote on an amended management agreement and amended service plans for your Fund. You also will be asked to vote on a number of items designed to provide for efficiencies and flexibility in the administration of your Fund. As a shareholder, you cast one vote for each share you own.

   If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

   Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone or over the Internet.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call 1-800-451-2010 or your service agent.

   Thank you for your participation in the Meeting.

Sincerely,

Heath B. McLendon

President

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

388 Greenwich Street

New York, New York 10013

Notice of Special Meeting of Shareholders

To be held on August 27, 2001

   A Special Meeting of Shareholders will be held at the offices of Smith Barney Fund Management LLC, 7 World Trade Center, New York, New York, at 10:00 a.m. on August 27, 2001, for the following purposes:

ITEM 1.   To elect a Board of Trustees.

ITEM 2.   To vote on an Amended and Restated Declaration of Trust.

ITEM 3.   To vote on amending or removing certain fundamental investment policies.

ITEM 4.   To vote on an Amended and Restated Management Agreement.

ITEM 5.   To vote on an Amended and Restated Service Plan.

ITEM 6.   To transact such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Trustees unanimously recommends that you approve each nominee for Trustee and vote in favor of each other Item.

   Shareholders of record on June 29, 2001 are entitled to vote at the Meeting and at any adjournments thereof.

By order of the Board of Trustees
Robert I. Frenkel, Secretary

July ___, 2001

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

388 Greenwich Street

New York, New York 10013

Question & Answer Supplement

This Q&A supplement is intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the items to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Please vote today by completing and mailing the enclosed proxy card or by voting via telephone or the Internet! Thank you in advance for your vote.

Q: When and where is the meeting?

A: A Special Meeting of Shareholders will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York, at 10:00 a.m. on Monday, August 27, 2001.

Q: Do I have to attend the meeting in order to vote?

A: No. You do not have to attend the meeting in order to cast your vote. You may vote by completing and mailing the proxy card that accompanies these proxy materials, by telephone, or over the Internet. Please see the instructions included in the proxy mailing for details on how to vote. Your timely vote is important!!

Q: Has the Board of Trustees of the Funds considered the matters to be voted on at the meeting?

A: The Board of Trustees has considered each matter and has unanimously recommended that you approve each nominee for Trustee and vote in favor of each other item to be voted on at the meeting.

Q: What items am I being asked to vote on?

A: ITEM 1. To elect a Board of Trustees.

You are being asked to elect a new Board of Trustees. The new Board will combine the Funds' current Trustees with trustees supervising other funds in the Citi/Smith Barney fund complex. The current Trustees believe that the Funds and their shareholders will benefit from the expertise brought by these nominees and the larger combined Board.

A: ITEM 2. To vote on an Amended and Restated Declaration of Trust.

Each of the Funds currently operates under a document called a declaration of trust. Shareholders are being asked to approve a revised, more modern version of the declaration of trust. The Restated Declaration will give the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.

A: ITEM 3. To vote on amending or removing certain fundamental investment policies.

Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Each of the Funds has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory requirements, such as state requirements, that are no longer applicable. The Trustees have reviewed the Funds' current fundamental policies, and have concluded that certain policies should now be revised or removed in order to facilitate the administration and compliance monitoring of the Funds. Please note that the proposed amendments do not affect the investment objectives of the Funds, which remain unchanged. Each Fund will continue to be managed in accordance with the investment policies described in its prospectus.

A: ITEM 4. To vote on a Management Agreement.

You are being asked to approve an Amended and Restated Management Agreement between the Funds and Citi Fund Management Inc. (called in the proxy statement Citi Management). Citi Management was formed in April 2001 to succeed to the investment advisory operations of Citibank, after new legislation made the change necessary. The amended agreement, which has many of the same terms as the existing agreements, is being proposed in order to standardize the terms of the agreements pursuant to which Citi Management provides management services. Although the amended Agreement changes the way in which fees are structured, there will be no change in the contractual fees payable by the Funds in their current master/feeder structure.

A: ITEM 5. To vote on an Amended and Restated Service Plan.

Each Fund has adopted separate Service Plans for each of its Class A, Class B and Class L shares in accordance with Rule 12b-1 under the 1940 Act, and each class pays distribution fees under its plan. Rule 12b-1 provides mutual funds and their shareholders with an asset-based alternative method of covering sales and marketing expenses. Each Fund is proposing to amend its existing Service Plan in order to standardize the terms of the service plans in the Smith Barney/Citi fund complex. The contractual fees payable by Class A, Class B and Class L shares of each Fund will remain the same.

A: ITEM 6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

At this time, there is no other business.

This Question and Answer Supplement is intended to provide only a brief summary of the matters to be voted on the at the meeting of shareholders. Please refer to the attached Proxy Statement which contains more detailed information to help you reach an informed decision on how to vote. We urge you to vote promptly in order to avoid the Funds having to incur the additional costs associated with a second proxy solicitation.

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

388 Greenwich Street

New York, New York 10013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund to be used at a Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. on Friday, August 27, 2001 at the offices of Smith Barney Fund Management LLC, 7 World Trade Center, New York, New York, and at any adjournment thereof. The Meeting is being held to elect a Board of Trustees and to vote on certain other important proposals that are described below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on June 29, 2001 are entitled to vote at the Meeting and have one vote for each share held. As of June 29, 2001, the following number of shares of the Funds were outstanding:

Fund	Class	Shares Outstanding
Smith Barney Diversified Large Cap Growth Fund	A	19,297,718.288
	B	1,089,654.634
	L	10,787.316
	Y	0

Smith Barney Small Cap Growth Opportunities Fund	A	13,590.023.199
	B	14,726.386.422
	L	3,450,542.425
	Y	8,060,501.032

A copy of your Fund's most recent annual and semi-annual reports may be obtained without charge by written request or by calling 1-800-995-0134.

This proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about July [ ].

Vote Required and Manner of Voting Proxies

Shareholders of the Funds will vote together as a single class on the election of Trustees. Each nominee for Trustee must be elected by a majority of the shares of the Funds that are present at the Meeting, in person or by proxy, and voting on the Item. The proposed Amended and Restated Service Plans for Classes A, B, and L shares of each Fund must be approved by the holders of Class A, Class B and Class L shares of that Fund, respectively. This approval requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the class that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the class. Approval of all other Items for a Fund requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

If the enclosed proxy is executed properly and returned, or if a proxy is properly authorized in accordance with the procedures for telephonic or Internet voting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you do not give instructions your shares will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Funds or delivered at the Meeting.

The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote is required to constitute a quorum for transacting business by that Fund at the Meeting. Where a class vote is required, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class entitled to vote constitutes a quorum for the purpose of voting by that class. For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 through 5.

The costs of the proxy solicitation to be borne by the Funds are estimated to be $32,845 for Smith Barney Diversified Large Cap Growth Fund and $32,175 for Smith Barney Small Cap Growth Opportunities Fund.

The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

The Smith Barney Diversified Large Cap Growth Fund invests in securities through the Large Cap Growth Portfolio, a mutual fund with the same investment objective and policies as the Smith Barney Diversified Large Cap Growth Fund. The Smith Barney Small Cap Growth Opportunities Fund invests in securities through the Small Cap Growth Portfolio, a mutual fund with the same investment objective and policies as the Smith Barney Small Cap Growth Opportunities Fund. The Portfolio in which your Fund invests is asking its investors to elect Trustees and to vote on matters similar to those your Fund is asking you to vote on. Your Fund, as an investor in that Portfolio, will vote on these matters as Fund shareholders direct.

ITEM 1.	TO ELECT A BOARD OF TRUSTEES.

At the Meeting, you will be asked to elect a Board of Trustees. Messrs. Gilley, McLendon, Morong and Warren and Mses. Harrington and Kerley are currently Trustees of the Funds and have served in that capacity continuously since originally elected or appointed. All of the remaining nominees were appointed by the current Trustees on November 3, 2000, subject to approval by the shareholders of the Funds. The new Board will combine the Funds' current Trustees with trustees supervising other funds in the Smith Barney/Citi fund complex. The current Trustees standing for re-election and the nominees are listed in the table appearing below.

Your Trustees believe that you will benefit from the expertise brought by these nominees and the larger combined Board. The new Board will include Trustees representing a number of different industries and geographical areas, with a wide breadth of experience. The increased size of the Board will permit more specialization as the business of supervising mutual funds becomes more complex. The Board will also benefit from the experience of the new Trustees as trustees of other mutual funds.

If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. The current Trustees will continue to serve as Trustees whether or not shareholders approve Item 1.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

The following table presents certain information about the Trustees standing for re-election and the nominees for Trustee, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

Elliott J. Berv 58 years of age Nominee for Trustee

Trustee of 20 funds in the Smith Barney/Citi fund complex; Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January 2000); President, Catalyst, Inc. (Strategy Consultants) (since 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since 1984).

Donald M. Carlton 63 years of age Nominee for Trustee

Trustee of 13 funds in the Smith Barney/Citi fund complex; Director, American Electric Power (Electric Utility) (since 2000); Director, Valero Energy (Petroleum Refining) (since 1999); Consultant, URS Corporation (Engineering) (since 1999); Director, National Instruments Corp. (Technology) (since 1994); former Chief Executive Officer, Radian Corporation (Engineering) (from 1969 to 1996); former Chief Executive Officer, Radian International L.L.C. (Engineering) (from 1996 to 1998).

A. Benton Cocanougher 62 years of age Nominee for Trustee

Trustee of 13 funds in the Smith Barney/Citi fund complex; Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (since 1987); former Director, Randall's Food Markets, Inc. (from 1990 to 1999); Director, First American Bank and First American Savings Bank (from 1994 to 1999).

Mark T. Finn 58 years of age Nominee for Trustee

Trustee of 19 funds in the Smith Barney/Citi fund complex; Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (since March 1999); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since 1996); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); President and Director, Delta Financial, Inc. (Investment Advisory Firm) (since 1983); former President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from March 1997 to December 2000).

Riley C. Gilley 75 years of age Trustee since 1986

Trustee of 26 funds in the Smith Barney/Citi fund complex; Vice President and General Counsel, Corporate Property Investors (from 1988 to 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, 1987).

Stephen Randolph Gross 53 years of age Nominee for Trustee

Trustee of 13 funds in the Smith Barney/Citi fund complex; Director, Hotpalm.com, Inc. (Wireless Applications) (since May 2000); Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Director, United Telesis, Inc. (Telecommunications) (since January 1999); Managing Director, Fountainhead Ventures, L.L.C. (Consulting) (since March 1998); Director, ebank.com, Inc. (since January 1998); Director, Ikon Ventures, Inc. (since January 1998); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1979).

Diana R. Harrington 61 years of age Trustee since 1992	Trustee of 21 funds in the Smith Barney/Citi fund complex; Professor, Babson College (since 1992); Trustee, Highland Family of Funds (Investment Company) (March 1997 to March 1998).
Susan B. Kerley 49 years of age Trustee since 1992

Trustee of 21 funds in the Smith Barney/Citi fund complex; President, Global Research Associates, Inc. (Investment Consulting) (since 1990); Director, Mainstay Institutional Funds (Investment Company) (since 1990).

Heath B. McLendon* 66 years of age Trustee since 1999 President since 2000

Chairman or Co-Chairman of the Board, Trustee or Director of seventy-seven investment companies associated with Citigroup; Chairman, President and Chief Executive Officer, Smith Barney Fund Management LLC (since March 1996); Managing Director, Salomon Smith Barney (since 1993); President, Travelers Investment Adviser, Inc.

Alan G. Merten 59 years of age Nominee for Trustee

Trustee of 13 funds in the Smith Barney/Citi fund complex; Director, Re-route.com (Information Technology) (since 2000); Director, BTG, Inc. (Information Technology) (since 1997); President, George Mason University (since 1996); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999); former Dean, Johnson Graduate School of Management of Cornell University (from 1989 to 1996).

C. Oscar Morong, Jr. 66 years of age Trustee since 1991 Chairman of the Board

Trustee of 24 funds in the Smith Barney/Citi fund complex; Director, MAS Funds (Investment Company) (since 1993); Managing Director, Morong Capital Management (since 1993); former Director, Indonesia Fund (Closed End Fund) (1990 to 1999).

R. Richardson Pettit 58 years of age Nominee for Trustee

Trustee of 13 funds in the Smith Barney/Citi fund complex; Professor of Finance, University of Houston (since 1977); former Managing Director, Windermere Investments (Financial Consulting) (from January 1997 to June 1997).

Walter E. Robb, III 74 years of age Nominee for Trustee

Trustee of 23 funds in the Smith Barney/Citi fund complex; Director, John Boyle & Co., Inc. (Textiles) (since 1999); President, Benchmark Consulting Group, Inc. (Service Company) (since 1991); Director, Harbor Sweets, Inc. (Candy) (since 1990); Sole Proprietor, Robb Associates (Corporate Financial Advisors) (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since 1989); Director, Alpha Granger Manufacturing, Inc. (Electronics) (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979); Trustee, MFS Family of Funds (Investment Company) (since 1985); former President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (from 1989 to 2000).

E. Kirby Warren 66 years of age Trustee since 1989	Trustee of 24 funds in the Smith Barney/Citi fund complex; Professor and Professor Emeritus, Columbia University (since 1957).

_______________________

*   "Interested Persons" of the Funds for purposes of the Investment Company Act of 1940.

The following table shows the cash compensation paid to the Trustees and nominees for Trustee for each Fund's most recent fiscal year.

Trustee Compensation Table
	Smith Barney Diversified Large Cap Growth Fund	Smith Barney Small Cap Growth Opportunities Fund	Total Compensation from the Funds and Complex[1,2]
Elliott J. Berv	N/A	N/A	$68,000
Donald M. Carlton	N/A	N/A	$63,100
A. Benton Cocanougher	N/A	N/A	$68,000
Mark T. Finn	N/A	N/A	$71,800
Riley C. Gilley	$2,138	$1,693	$69,500
Stephen Randolph Gross	N/A	N/A	$63,100
Diana R. Harrington			$67,500
Susan B. Kerley			$66,000
Heath B. McLendon	0	0	0
Alan G. Merten	N/A	N/A	$63,100
C. Oscar Morong, Jr.			$93,000
R. Richardson Pettit	N/A	N/A	$67,700
Walter E. Robb, III	N/A	N/A	$63,000
E. Kirby Warren			$67,500

__________________________

1   Messrs. Berv, Finn, Gilley, McLendon, Morong, Robb and Warren and Mses. Harrington and Kerley were Trustees during that period of [  ], [  ], 31, [  ], 29, [   ], 29, 26 and 26, respectively, funds advised or managed by a Citigroup affiliate.

2   Messrs. Carlton, Cocanougher, Gross, Merten and Pettit are trustees of 13 funds advised or managed by a Citigroup affiliate.

The Trustees of the Funds have adopted a Trustee Emeritus Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. Under the Plan, all Trustees are required to resign from the Board upon attaining age 75 (a higher age applies to certain Trustees who were in office when the Plan was adopted). Trustees who have served for at least ten years when they reach the mandatory resignation age (or an earlier age in certain circumstances) may become Trustees Emeriti, and may serve in that capacity for up to ten years. Trustees Emeriti are paid one-half of the annual retainer and meeting fees applicable to Trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees Emeriti are not Trustees of the Funds.

The Board of Trustees met [   ] times during the Funds' last fiscal year. The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. The Audit Committee met three times during the Funds' last fiscal year to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence. The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is newly organized and is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. Each Trustee attended at least [75%] of all Board and applicable committee meetings during the Funds' last fiscal year.

The Funds' declaration of trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds unless, as to liability to the Funds or their investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This indemnification provision will not change materially if the Amended and Restated Declaration of Trust described in Item 2 is approved.

Each of the Large Cap Growth Portfolio and the Small Cap Growth Portfolio also intends to elect a Board of Trustees. All Trustees and nominees named in the table above are nominees for the Board of the Large Cap Growth Portfolio and the Small Cap Growth Portfolio. Messrs. Berv, Finn, Morong, Robb and Warren are currently Trustees of the Portfolios and have served in that capacity continuously since originally elected or appointed. The other nominees were appointed by the Portfolios' current Trustees on November 3, 2000, subject to approval by the Portfolios' investors. The Funds will cast their votes in the election of Trustees for the Portfolios in the same proportion as the votes cast at the Meeting by the Funds' shareholders on this Item 1. The percentage of the Funds' votes representing shareholders of the Funds not voting at the Meeting will be voted in the same proportion as the vote cast by the shareholders of the Funds who do in fact vote. By voting in favor of a Trustee, you are authorizing the Funds to vote to elect that same Trustee to the Portfolios' Board of Trustees.

Required Vote

Election of each Trustee will require approval by the holders of a majority of the outstanding shares of the Funds that are present at the meeting, in person or by proxy, and voting on this Item. Shareholders of the Funds will vote together as a single class.

The Board of Trustees unanimously recommends that shareholders vote FOR the election of each nominee as a Trustee.
ITEM 2.	TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST.

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because they are series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

At the Meeting, you will be asked to approve the Amended and Restated Declaration of Trust appearing as Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you approve it also.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

Significant Changes

1.   Dollar – Weighted Voting. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.

Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because funds in the same trust can have different share prices, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the first fund has twice the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same. Therefore, the Trustees believe the change to dollar-weighted voting is appropriate. The change would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

2.   Reorganization. The Restated Declaration permits the Trustees, without shareholder approval, to change a fund's form of organization, reorganize any fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any fund or class or the trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.

Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the trust or a fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the trust or any of its funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

The Restated Declaration does not permit the trust or any fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity.

3.   Future Amendments. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by a fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

4.   Redemption. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund (for example, in the case of a market timer).

The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

5.   Investment in Other Investment Companies. Each Fund currently invests through a master/feeder structure, meaning that the Fund invests its assets in a single investment company with a similar investment objective and similar policies. The Restated Declaration would permit each Fund to implement a fund-of-funds structure, in which a fund is able to invest all or a portion of its assets in more than one investment company. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity. Although the Trustees have no current intention of changing the structure of the Funds, the Restated Declaration would give the Trustees the flexibility to implement a fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of the Fund's shareholders.

Other Changes

Other changes to the Existing Declaration include:

  The Restated Declaration permits a fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

  The Restated Declaration permits the Trustees, without shareholder approval, to terminate the trust, to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration permits the Trustees to terminate the trust or a fund without shareholder approval, but requires shareholder approval to sell or transfer all of the assets of the trust or a fund in connection with the termination of the trust or a fund.

  The Restated Declaration explicitly permits mergers, reorganizations and similar transactions to be effected through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

  The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or for cause or by the vote of two-thirds of the remaining Trustees and (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

  The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

  The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring fund assets, employees, Trustees, Trustees Emeriti and others and invest fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of fund assets.

  The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

  The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

  The Restated Declaration provides that shareholders of all funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

  The Restated Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and changes the vote required to elect Trustees to a plurality vote. However, where any provision of law or of the Declaration requires that the holders of any fund or class vote as a fund or class, then a majority of the voting power of the shares of that fund or class voted on the matter will decide that matter insofar as that fund or class is concerned.

  The Restated Declaration no longer has a provision relating to meetings called at the request of shareholders in order to remove Trustees because the provision simply mirrors a provision of federal law governing mutual funds.

  The Restated Declaration provides that by becoming a shareholder of a fund each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Restated Declaration.

  The Restated Declaration provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Funds by shareholders.

  The Restated Declaration permits a fund or class to merge with or sell its assets to another operating entity by approval of a majority vote of the shareholders, as defined in the Restated Declaration, of the fund or class. The Existing Declaration requires approval of such a transaction by two-thirds of the outstanding shares of the fund or class in question unless the transaction is recommended by the Trustees, in which case the lesser vote described above is sufficient authorization.

  The Restated Declaration divides the trust into shares of beneficial interest with a par value of $0.00001 per share. Under the Existing Declaration, the shares of beneficial interest have no par value.

Large Cap Growth Portfolio and the Small Cap Growth Portfolio, each of which is governed by a declaration of trust under New York law, also intend to propose that their investors approve an amended and restated declaration of trust that contains many of the same provisions as the Restated Declaration. The Portfolios will ask their investors, including the Funds, to vote on the restated declaration. Each Fund, as an investor in its respective Portfolio, will cast its votes on the amended and restated declaration in the same proportion as the votes cast at the Meeting by that Fund's shareholders on this Item 2. The percentage of a Fund's votes representing that Fund's shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by that Fund's shareholders who do in fact vote. By voting in favor of Item 2, you are authorizing your Fund to vote in favor of its Portfolio's amended and restated declaration of trust.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund, is required to authorize the Trustees to adopt the Restated Declaration. If the Restated Declaration is not approved by the requisite shareholders of each Fund, the Existing Declaration will remain in effect.

The Board of Trustees unanimously recommends that shareholders vote FOR the Amended and Restated Declaration of Trust.
ITEM 3.	TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Each of the Funds has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory requirements, such as state requirements, that are no longer applicable to that Fund. The Trustees have reviewed the Funds' current fundamental policies, and have concluded that certain policies should now be revised or removed in order to facilitate the administration of the Funds. At the Meeting, you will be asked to approve the revised policies. You may approve all of the changes as a whole or consider each policy individually.

The revised policies maintain important shareholder protections while providing flexibility to respond to future changes in applicable law. In some cases only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate administration of the Funds and simplify compliance monitoring.

The proposed amendments do not affect the investment objectives of the Funds, which remain unchanged. Each Fund will continue to be managed in accordance with the investment policies described in the prospectus.

Each investment policy proposed to be revised or eliminated is discussed below. Appendix B lists the fundamental policies that will apply to each Fund if approved by the shareholders of that Fund. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy.

A.   Borrowing

It is proposed that the policy concerning borrowing provide that each Fund may borrow money only to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the federal law governing mutual funds, and referred to, in this proxy statement, as the 1940 Act) and exemptive orders granted under such Act.

Currently, each Fund may borrow up to 1/3 of its net assets, but only for extraordinary or emergency purposes to meet redemption requests. In addition, a Fund may not purchase any securities if borrowing exceeds 5% of the total assets of the Fund.

The 1940 Act does not require that borrowings be made solely for extraordinary or emergency purposes or to meet redemption requests. It is possible that the Funds' existing policy could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy would permit each Fund to borrow for leverage.

The revised policy will not increase the maximum amount that each Fund may borrow unless there is a change in law. If there is a change in law, the revised policy will give each Fund the maximum amount of flexibility to borrow permitted by applicable law. If a Fund intends to borrow to any material extent, this intention will be disclosed in that Fund's prospectus or statement of additional information.

B.   Lending of Money or Securities

It is proposed that the policy concerning loans provide that each Fund may make loans to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, each Fund is permitted to lend its portfolio securities so long as these loans do not exceed 30% of its total assets. In addition, each Fund may make loans by investing in fixed time deposits, repurchase agreements, short term obligations and private debt securities. Certain other customary types of investments, such as purchases of commercial paper and public debt securities, are not treated as loans for purposes of this policy. The revised policy will permit each Fund to make loans, whether of money or securities, so long as the transactions are not prohibited by applicable law. Currently, regulatory interpretations limit the percentage of a fund's securities that may be loaned to 1/3 of its assets. Lending securities may be a source of income to a Fund and is permitted under the 1940 Act, subject to certain limitations.

It is unlikely that either Fund would lend money, except to the extent that the purchase of debt securities or repurchase agreements can be considered a loan; however, a Fund could lend money to other funds advised by a Citigroup affiliate. These loans would require exemptive relief from the Securities and Exchange Commission (referred to, in this proxy statement, as the SEC).

C.   Concentration

It is proposed that the policy concerning concentration in a particular industry provide that neither Fund may purchase any securities of an issuer in a particular industry if as a result 25% or more of the Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The revised policy clarifies what is meant by concentration, and makes only technical changes to the current policy.

D.   Real Estate, Oil, Gas and Mineral Interests, and Commodities

It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities provide that each Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. A Fund may, however, purchase or sell securities secured by real estate or interests in real estate and securities of companies, such as real estate investment trusts, which deal in real estate or interests in real estate, or purchase and sell currencies and any type of option, futures contract and forward contract. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

The revised policy broadens and clarifies the existing policy by expressly stating that the restriction does not apply to investments in currencies, any type of option or forward contract, and securities of companies, such as real estate investment trusts, which deal in real estate or interests in real estate.

E.   Issuance of Senior Securities

It is proposed that the policy concerning the issuance of senior securities provide that each Fund may issue senior securities only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements required under any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Minor technical changes are being made to the Funds' existing policy to clarify the circumstances in which a Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy specifically excludes certain types of collateral arrangements from the restriction.

F.   Investments in a Single Issuer – Removal of Policies

Currently, each Fund is prohibited from purchasing the securities of any issuer, if, as a result of such purchase, as to 75% of its total assets, it would hold more than 10% of an issuer's outstanding voting securities or would invest more than 5% of its assets in any one issuer (other than securities issued by the U.S. Government or its agent or instrument). Currently, each Fund is "diversified" which means that by definition under the 1940 Act it must follow these policies. Neither Fund can elect to change this "diversified" status without shareholder approval, and neither Fund has any intention of making such a change. This means that removal of these policies will not impact a Fund's current investment strategy, but will merely allow each Fund the flexibility to adapt quickly to any future changes in applicable law. Accordingly, each Fund proposes to delete these investment policies.

Each Portfolio's fundamental investment policies currently are substantially the same as the Funds' policies. Each Portfolio is asking its investors to make changes to its policies so that they will be consistent with the Funds' policies. Each Fund will cast its votes on policies of the Portfolio in which it invests in the same proportion as the votes cast at the Meeting by the Fund's shareholders on this Item 3. The percentage of a Fund's votes representing that Fund's shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by that Fund's shareholders who do in fact vote. By voting in favor of Item 3, you are authorizing your Fund to vote in favor of these same investment policies for the Portfolio in which your Fund invests.

Required Vote

Approval of this Item with respect to a Fund will require the affirmative vote of the holders of the lesser of (a) 67% or more of the outstanding voting securities of that Fund present at the Meeting at which the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund.

The Board of Trustees has unanimously concluded that the proposal to amend the fundamental investment policies of each Fund will benefit the Fund and its shareholders. The Trustees unanimously recommend voting FOR the proposal.

ITEM 4.	TO VOTE ON AN AMENDED AND RESTATED MANAGEMENT AGREEMENT.

You are being asked to approve an Amended and Restated Management Agreement between your Fund and Citi Fund Management Inc. (called, in this proxy statement, Citi Management) that provides for both investment advisory and administrative services for the Fund. Currently, Citi Management provides administrative, and may provide investment advisory, services to the Funds, and provides investment advisory and administrative services to the Portfolios in which the Funds invest pursuant to management agreements. These agreements were most recently approved by the Funds' Trustees in May 2001. Citi Management, which was formed to succeed to the investment advisory operations of Citibank, became the manager of the Fund and the Portfolios on April 4, 2001. The adoption of the new agreement is proposed in order to standardize the terms of the agreements pursuant to which Citi Management provides management services to mutual funds in the Smith Barney/Citi fund complex.

A copy of the proposed Amended and Restated Management Agreement (called in this proxy statement the Amended Agreement) is included in this proxy statement as Appendix D. You should refer to Appendix D for the complete terms of the Amended Agreement.

The Proposed Amended and Restated Management Agreement

The provisions of the Amended Agreement are, except as noted below, similar to the provisions of the current management agreements (called in this proxy statement the Current Agreements). Under the Amended Agreement, as under the Current Agreements, if directed to do so by the Funds' Trustees, Citi Management will continuously furnish an investment program for a Fund and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Fund are held uninvested. Citi Management may also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised, and will take all actions which Citi Management deems necessary to implement a Fund's investment policies.

The Amended Agreement, like the Current Agreements, also requires Citi Management to perform administrative and management services, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of each Fund and for performing administrative and management functions; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of each Fund's transfer agent, service agents, custodian and other independent contractors or agents; and (iii) arranging for the maintenance of the books and records of each Fund. The Current Agreements, however, list more specific administrative services that are required to be provided than does the Amended Agreement.

The Amended Agreement, like the Current Agreements, will be in effect for two years and may continue thereafter if its continuance is approved each year in accordance with applicable law. The Amended Agreement, like the Current Agreements, may be terminated at any time without the payment of any penalty by the Funds' Trustees or shareholders, or by Citi Management, in each case on not more than 60 days' nor less than 30 days' written notice to the other party and will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Amended Agreement, like the Current Agreements, provides that Citi Management will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from Citi Management's willful misfeasance or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citi Management's reckless disregard of its obligations and duties under the Agreement.

Management Fees

The Amended Agreement differs from the Current Agreement in the way in which the fees are structured. Both of the Funds currently invest through a master/feeder structure. In that structure, the Funds, as feeder funds, each invest in a master fund, called a Portfolio, and advisory services are provided through the Portfolio. Administrative services are provided to both the Funds and to the Portfolios in which they invest. Under the Current Agreements, only those fees paid directly by the Fund for management services are covered in the feeder fund agreements. Separate fees are provided in the management agreements between Citi Management and the Portfolio in which the Fund invests. The Amended Agreement provides for a single management fee that incorporates all of the advisory and administrative fees payable by the Fund and the Fund's portion of the fees payable by the Portfolio in which it invests, and then subtracts from the fees payable by the Fund those fees payable by the Portfolio (if that Portfolio is managed by Citi Management or an affiliate of Citi Management), or any fees payable by the Fund to a subadviser. Therefore, in the event that a Fund were to withdraw from its Portfolio and operate as a stand-alone fund, the Fund's contractual fees will stay the same under the Amended Agreement, while under the Current Agreements, the Fund's contractual fees would decrease. Neither Fund currently intends to withdraw from its Portfolio.

The contractual fees payable on an annual basis under the Current Agreements and the current Portfolio management agreements, and the contractual fees payable under the Amended Agreement are shown in the chart below. The fees are expressed as a percentage of the average daily net assets of the Fund or Portfolio, and are accrued daily and payable monthly. The fees payable under the Amended Agreement are equal on an annual basis to 0.90% and 1.10% of the average daily net assets of Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund, respectively, less the amount, if any, of the Fund's share of the management fees payable by the Portfolio in which it invests.

Fund	Current Fund Fees	Current Portfolio Fees	Total Current Fees	Total Proposed Fees

Smith Barney Diversified Large Cap Growth Fund	0.30%	0.60%	0.90%	0.90%
Smith Barney Small Cap Growth Opportunities Fund	0.35%	0.75%	1.10%	1.10%

Currently, Citi Management is voluntarily waiving certain advisory and administrative fees in order maintain the projected rate of total operating expenses. Approval of the Amended Agreement will not result in a change in the total contractual management fees currently payable by each Fund.

Contractual management fees payable by each Fund, including the Fund's share of the management fees paid by the Portfolio in which it invests, for the fiscal year ended October 31, 2000 under the then existing management agreements and contractual management fees that would have been payable for the same period if the proposed Amended Agreement had been in effect are as follows:

Fund	Current Contractual Fees*	Contractual Fees Under the Amended Agreement	Percentage Change in Contractual Fees

Smith Barney Diversified Large Cap Growth Fund	$1,536,026	$1,536,026	0%
Smith Barney Small Cap Growth Opportunities Fund	$110,146	$110,146	0%

_____________________

*   Management fees were paid to Citibank, the former manager; prior to    September 11, 2000, CFBDS acted as sub-administrator to the Funds    through arrangements with Citibank.

Affiliates of Citi Management also currently serve as distributor, as service agents and as transfer agent for the Funds. These arrangements will not change as a result of the Amended Agreement being implemented. For the fiscal year ended October 31, 2000, net fees accrued to Salomon Smith Barney Inc., as distributor of the Smith Barney Diversified Large Cap Growth Fund and the Smith Barney Small Cap Growth Opportunities Fund since September 11, 2000, were $[______] and [$______], respectively; net fees accrued to Citibank for shareholder services for the Smith Barney Diversified Large Cap Growth Fund and the Smith Barney Small Cap Growth Opportunities Fund were $[______] and [$______], respectively; and net fees accrued to Citi Fiduciary Trust Company for transfer agency services for the Smith Barney Diversified Large Cap Growth Fund and the Smith Barney Small Cap Growth Opportunities Fund were $[______] and [$______], respectively. Neither Citi Management nor any of its affiliates received any other fees from the Funds for services provided to the Funds during their last fiscal year. There were no other material payments by the Funds to Citi Management or any of its affiliates during that period. No commissions were paid by the Funds or the Large Cap Growth Portfolio or the Small Cap Growth Portfolio during the Funds' last fiscal year to any affiliated broker.

Description of Citi Management

Citi Management is a newly established investment adviser that was formed in response to legislation, the Financial Modernization Act of 1999, which effected changes in how banks, such as Citibank, are permitted to serve as investment advisers to mutual funds. As a result of these new regulatory requirements, Citibank's U.S.-based registered mutual fund asset management operations were transferred as of April 1, 2001 to Citi Management, a newly formed affiliate of Citibank. Citi Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC, which in turn, is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading – and use diverse channels to make them available to consumer and corporate customers around the world.

The address of Citi Management is 100 First Stamford Place, Stamford, Connecticut 06902. The address of Citicorp and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.

The Evaluation by the Trustees

At a meeting on May 1, 2001, the Trustees considered the Amended Agreement and whether it is in the best interests of each Fund and its shareholders. In evaluating Citi Management's ability to provide services to each Fund, the Trustees considered information as to Citi Management's business organization, its financial resources and administrative personnel.

The Trustees also considered the benefits to Citi Management, if it were to act as the investment manager to a Fund, from soft dollar arrangements with brokers. Under such arrangements, if best price and execution could be obtained from more than one broker or dealer, Citi Management could, in its discretion, purchase and sell securities through brokers or dealers who provide research, statistical and other information to Citi Management, and, under the terms of both the Current Agreements and the Amended Agreement, Citi Management could pay such brokers or dealers a commission greater than the commission another broker or dealer would have charged for the same transaction. Although certain research, market and statistical information from brokers and dealers could be useful to the Funds and to Citi Management, Citi Management has advised the Funds that such information would be, in its opinion, only supplementary to Citi Management's own research activities and the information would still have to be analyzed, weighed and reviewed by Citi Management. It was noted that such information could be useful to Citi Management in providing services to clients other than the Funds. Conversely, it was noted that information provided to Citi Management by brokers and dealers through whom other clients of Citi Management effect securities transactions could be useful to Citi Management in providing services to the Funds.

The Trustees also considered the advisability of entering into the Amended Agreement with respect to each Fund. The Trustees considered, among other factors, that the Current Agreements and the Amended Agreement were substantially similar, except with respect to the fee structure. However, the Trustees noted that the contractual fees payable by each Fund in its current master/feeder structure (including each Fund's share of the applicable Portfolio's management fees) would not change as a result of the adoption of the Agreement. The Trustees also considered the administrative convenience to both the Funds and to Citi Management of having a standardized agreement in effect for funds in the fund complex managed by Citi Management.

Based upon their review, the Trustees concluded that, with respect to each Fund, the Amended Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Amended Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, unanimously approved, with respect to each Fund, the Amended Agreement and voted to recommend its approval by Fund shareholders.

Each of the Large Cap Growth Portfolio and the Small Cap Growth Portfolio also intends to amend and restate its current management agreement with Citi Management. The amended agreement will have terms similar to the Funds' Amended Agreement. The contractual fees payable by each Portfolio will remain the same. The fees payable by Large Cap Growth Portfolio will be at an annual rate of 0.60% of its average annual daily net assets and by the Small Cap Growth Portfolio will be at an annual rate of 0.75% of its average annual daily net assets. Each Portfolio will ask its investors, including the Fund that invests in such Portfolio, to vote on the amended management agreement. Each Fund will cast its votes on the agreement in the same proportion as the votes cast at the Meeting by the Fund's shareholders on this Item 4. The percentage of a Fund's votes representing that Fund's shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by that Fund's shareholders who do in fact vote. By voting in favor of Item 4, you are authorizing your Fund to vote to approve the amended management agreement for the Portfolio in which your Fund invests.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund, is required to approve the Amended Agreement.

The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR the approval of the Amended Agreement.
ITEM 5.	TO VOTE ON AN AMENDED AND RESTATED SERVICE PLAN.

Each Fund currently offers Class A, Class B, Class L and Class Y shares. Each Fund has adopted separate Service Plans in accordance with Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class L shares, and each class pays distribution fees under its plan. Each Fund is proposing to replace each existing Service Plan with a new Service Plan (called in this proxy statement a Restated Service Plan) for these classes which will be adopted in accordance with Rule 12b-1. The contractual fees payable by the Class A, Class B and Class L shares of each Fund will remain the same. The adoption of the new Plans is proposed in order to standardize the terms of the service plans in the Smith Barney/Citi fund complex.

Each class of each Fund will vote on its own proposed Restated Service Plan separately. Failure of any class of a Fund to approve its Restated Service Plan will not effect the adoption by another class of the Fund of its Plan. The Restated Service Plan for each class of a Fund is identical, except for the fees payable under the Plan. A copy of the form of Restated Service Plan is included in this proxy statement as Appendix E. You should refer to Appendix E for all of the terms of the proposed Restated Service Plans.

Comparison of the Existing Service Plans to the Restated Service Plans

The existing Service Plans were most recently approved by the Funds' Trustees in May 2001. Except as explained below, the Restated Service Plans make only stylistic changes to the existing Service Plans.

The Restated Service Plan for each class of shares of each Fund, like the existing Service Plan for that class, provides that the Fund may pay a monthly fee at an annual rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net assets represented by the Class A, Class B and Class L shares, respectively.

The fees payable under the Restated Service Plans, as under the existing Service Plans, may be used for both distribution and service matters. Specifically, these fees may be used to make payments to the distributor for distribution services, and to service agents and others as compensation for the sale of shares of a Fund, and to make payments for advertising, marketing or other promotional activity and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the distributor, service agents and others for providing personal service to shareholders or maintaining shareholder accounts.

Each Restated Service Plan also recognizes that various service providers to a Fund, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or shareholder servicing agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. Each Restated Service Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan. The existing Service Plans do not have similar provisions.

Fees Paid

For the fiscal year ended October 31, 2000 the fees paid by each Fund under the existing Service Plans were as follows:

Smith Barney Diversified Large Cap Growth Fund:

Class	Fees Paid	Percentage of class assets
Class A	$1,358,346	0.25%
Class B	$ 311,410	1.00%
Class L	$ 29	1.00%

Smith Barney Small Cap Growth Opportunities Fund:

Class	Fees Paid	Percentage of class assets
Class A	$86,178	0.25%
Class B	$14,949	1.00%
Class L	$ 14	1.00%

The Evaluation by the Trustees

The Funds' Board of Trustees has determined that, with respect to each Restated Service Plan, approval of that Plan is in the best interests of each Fund and the shareholders of the class of that Fund serviced by the Plan. At a meeting on May 1, 2001, the Trustees considered, among other factors, the fees payable under each Service Plan and that the total contractual fees payable by each Fund would stay the same for Class A, B and L shares as a result of the adoption of the Plans. The Trustees also considered the administrative convenience to both the Funds and to the Funds' service agents of having standardized plans. The Trustees further considered the services covered by the Restated Service Plans and the anticipated benefits to shareholders resulting from these services. The Trustees believe that the proposed Plans will enable each Fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts. The Trustees concluded that the fees provided in the Plans are fair and reasonable and in line with industry standards. As a result of these and other factors, the Trustees believe that each Restated Service Plan is reasonably likely to benefit the Fund and the shareholders serviced by the Plan, and recommend that the shareholders of each of Class A, Class B and Class L of each Fund approve the Restated Service Plan for that class.

Required Vote

Each class of each Fund will vote separately on its proposed Restated Service Plan. For each class, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that class present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of that class are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that class, is required to approve the Service Plan for that class.

The Board of Trustees recommends that the shareholders of each class of each Fund vote FOR approval of the Restated Service Plan for that class.

If a class of a Fund does not approve its Restated Service Plan, the existing Service Plan for that class will remain in effect.

***

Accountants

PricewaterhouseCoopers LLP served as the auditor for each Fund for the fiscal year ended October 31, 2000.

Audit Fees for the Funds

For the fiscal year ended October 31, 2000, the aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of each Fund's annual financial statement and the review of interim financial statements were $28,400.

Financial Information Systems Design And Implementation Fees

For the fiscal year ended October 31, 2000, no fees were billed by PricewaterhouseCoopers for financial information systems design and implementation services rendered to the Funds, Citibank and affiliates of Citibank that provided services to the Funds .

All Other Fees for the Funds, Citibank and Certain Affiliates of Citibank

For the fiscal year ended October 31, 2000, the aggregate fees billed by PricewaterhouseCoopers for non-audit services (other than financial information systems design and implementation), including tax-related services, provided to the Funds, Citibank and affiliates of Citibank that provided services to the Funds were $2,052,100

Audit Committee Determinations

The Audit Committee of the Funds has considered whether the provision by PricewaterhouseCoopers of financial information systems design and implementation and other non-audit services is compatible with maintaining PricewaterhouseCoopers' independence.

Officers of the Funds

The following table presents certain information about the officers of the Funds, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

Heath B. McLendon* 66 years of age	President since 2000

Chairman or Co-Chairman of the Board, Trustee or Director of seventy-seven investment companies associated with Citigroup; Chairman, President and Chief Executive Officer, Smith Barney Fund Management LLC (since March 1996); Managing Director, Salomon Smith Barney (since 1993); President, Travelers Investment Adviser, Inc.

Lewis E. Daidone* 43 years of age	Senior Vice President and Treasurer since 2000

Managing Director, Salomon Smith Barney; Chief Financial Officer, Smith Barney Mutual Funds; Director and Senior Vice President, Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc; Treasurer and Senior Vice President or Executive Vice President of eighty-three investment companies associated with Citigroup.

Irving David* 40 years of age	Controller since 2000	Director, Salomon Smith Barney; former Assistant Treasurer, First Investment Management Company; Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup.
Frances Guggino* 43 years of age	Assistant Controller since 2000	Vice President, Citibank (since 1991); Assistant Controller of seventeen investment companies associated with Citigroup.
Paul Brook* 47 years of age	Assistant Controller since 2000

Director, Salomon Smith Barney; Managing Director, AMT Investors Capital Services Inc. (from 1997 to 1998); Partner, Ernst & Young LLP (from 1990 to 1997); Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup.

Anthony Pace* 36 years of age	Assistant Treasurer since 2000	Vice President, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1986); Assistant Treasurer of twenty investment companies associated with Citigroup.
Marianne Motley* 42 years of age	Assistant Treasurer since 2000	Director, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1994); Assistant Treasurer of seventy-seven investment companies associated with Citigroup.
Robert I. Frenkel* 46 years of age	Secretary since 2000	Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management (since 1994); Secretary of seventeen investment companies associated with Citigroup.
Thomas C. Mandia* 39 years of age	Assistant Secretary since 2000	Director and Deputy General Counsel, Citigroup Asset Management (since 1992); Assistant Secretary of seventeen investment companies associated with Citigroup.
Rosemary D. Emmens* 31 years of age	Assistant Secretary since 2000

Vice President and Associate General Counsel, Citigroup Asset Management (since 1998); Assistant Secretary of seventeen investment companies associated with Citigroup; Counsel, The Dreyfus Corporation (from 1995 to 1998).

Harris Goldblat* 31 years of age	Assistant Secretary since 2000

Associate General Counsel, Citigroup Asset Management (since 2000); Assistant Secretary of seventeen investment companies associated with Citigroup; Associate, Stroock & Stroock & Lavan LLP (from 1997 to 2000); Associate, Sills Cummis Radin Tischman Epstein & Gross (from 1996 to 1997); Clerk to the Honorable James M. Havey, P.J.A.D. (from 1995 to 1996).

*   "Interested Persons" of the Funds for purposes of the Investment Company Act of 1940.

Officers of Citi Fund Management Inc.

The following table lists the principal executive officer and directors of Citi Management and their principal occupations. The address of each person listed is 100 First Stamford Place, Stamford, Connecticut 06902.

Peter Carman	Director and President	Co-Chairman and Global Chief Investment Officer of Citigroup Asset Management
Lawrence Keblusek	Director and Vice President	Managing Director of Citigroup Asset Management
Michael Christopher Robinson	Director and Vice President	Managing Director of Citigroup Asset Management

Robert I. Frenkel, Secretary of the Funds, is also the Secretary of Citi Management. Heath B. McLendon, President of the Funds, is also a control person of Citi Management. Citi Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC, which in turn is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

The address of Citi Management is 100 First Stamford Place, Stamford, Connecticut. The address of Smith Barney Fund Management LLC, Salomon Smith Barney Holdings Inc. and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.

Interests of Certain Persons

As of June 29, 2001, the Trustees and officers owned less than 1% of the outstanding shares of each Fund.

Smith Barney Large Cap Diversified Growth Fund

As of June 29, 2001, to the best knowledge of the Smith Barney Large Cap Diversified Growth Fund, no shareholder of record owned 5% or more of the outstanding shares of the Fund, and the following shareholders of record owned 5% or more of the outstanding shares of the share class indicated:

Class	Name of Owner	Percentage of Class
L	Rafael Villalobos SSB IRA Rollover Custodian 410 Garden Place Chula Vista CA 91911-1135	24.8666%
L	Mr. Dorval Fortin 3239 Giddings SE Grand Rapids, MI 49508-2578	9.4275%
L	Catherine A. Wolf SSB IRA Custodian 2304 North 18th Street Boise, ID 83702-0819	10.2172%
L	Joseph L. Dezzutti SSB SEP IRA Custodian U/P/O Joseph L Dezzutti 352 Alicia Drive Leechburg, PA 15656-9675	7.7356%
L	Anne L. Rapczynski 9 Pease Road Woodbridge, CT 06525-2028	7.5959%
L	Betty J. Murphy 4191 Oakridge Circle De- Pere, WI 54115-9231	5.8119%
L	Jean M. Kirkpatrick SSB IRA Rollover Custodian 3627 Silverstone Dr. NE Salem, OR 97205-30653	5.5067%

Smith Barney Small Cap Growth Opportunities Fund

As of June 29, 2001, to the best knowledge of the Smith Barney Small Cap Growth Opportunities Fund, the following entities owned of record 5% or more of the outstanding shares of the Fund and of the share class indicated:

Class	Name of Owner	Percentage of Class
B	PPS Shareholder Services Attn: Jay Barnhill 3100 Breckenridge Blvd Duluth, GA 30199	68.7495%
Y	Smith Barney Concert Series, Inc. Concert Growth - PNC Bank, NA Attn: Sheila Heacock 8800 Tinicum Blvd. 3FL, STE 200 Philadelphia, PA 19153-3111	40.5862%
Y	Smith Barney Concert Series, Inc. Concert High Growth-PNC Bank, NA Attn: Sheila Heacock 8800 Tinicum Blvd. 3FL, STE 200 Philadelphia, PA 19153-3111	38.6521%

In addition, the following shareholders owned of record 5% or more of the outstanding shares of the share class indicated:

Class	Name of Owner	Percentage of Class
Y	Smith Barney Concert Series, Inc. Select Growth-PNC Bank, NA Attn: Sheila Heacock 8800 Tinicum Blvd. 3Fl, STE 200 Philadelphia, PA 19153-3111	12.2841%
Y	Smith Barney Concert Series, Inc. Select High Growth-PNC Bank, NA Attn: Sheila Heacock 8800 Tinicum Blvd. 3Fl, STE 200 Philadelphia, PA 19153-3111	8.4775%

Submission of Proposals

Each Fund is organized as a series of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time before the proxy solicitation is made.

Additional Information

In the event that a quorum for the transaction of business is not present in person or by proxy at the Meeting, the persons named as appointed proxies on the enclosed proxy card intend to vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. If a quorum is present but if nonetheless sufficient votes in favor of one or more of the proposals set forth in the Notice of Special Meeting are not received by August 17, 2001, the persons named as appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In that case, those persons named as appointed proxies will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.

You may hold your shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Funds' distributor and which are the record holder of your shares. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

It is important that proxies be returned promptly.

July ____, 2001   Smith Barney Diversified Large Cap Growth Fund

                              Smith Barney Small Cap Growth Opportunities Fund

Appendix A

(Cover page and table of contents omitted)

<AMENDED AND RESTATED

DECLARATION OF TRUST

OF

SMITH BARNEY TRUST II>

Dated as of [__________, 2001]

   WHEREAS, Smith Barney Trust II (formerly known as CitiFunds Trust II) was established pursuant to a Declaration of Trust dated> April 23, 1984<, as amended> ~~As Amended~~ and ~~Restated~~  <restated> as of August 9, 1996<, as amended (the "Original Declaration"),>

~~__________________________________~~

~~WHEREAS, the Trustees have established a trust~~ for the investment and reinvestment of funds contributed thereto; ~~and~~

   WHEREAS, the Trustees desire that the beneficial interest in the ~~trust~~ <Trust> assets <continue to> be divided into transferable Shares of Beneficial Interest ~~(without par value)~~ <(par value $.00001 per share)> issued in one or more series<,> as hereinafter provided;

   WHEREAS, the Trustees <wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

   NOW THEREFORE, the Trustees> hereby confirm that all money and property contributed to the ~~trust established~~ <Trust> hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest ~~(without par value)~~<(par value $.00001 per share)> issued hereunder and subject to the provisions hereof<, and that the Original>~~; and~~

~~WHEREAS, the Trustees now desire to amend and restate this~~ Declaration<, including all appendices,> ~~to incorporate all prior amendments hereto;~~

~~NOW THEREFORE, the Trustees hereby declare that this Declaration~~ is ~~hereby~~ amended and restated in ~~full~~ <its entirety> as follows~~:~~<.>

ARTICLE I

NAME AND DEFINITIONS

   Section 1.1. Name. The name of the ~~trust created hereby~~ <Trust> is "~~CitiFunds~~ <Smith Barney> Trust II."

   Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

   (a)   "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

   (b)   "By-Laws" means the By- laws referred to in Section 3.9 hereof, as from time to time amended.

   (c)   "Commission" has the meaning given that term in the 1940 Act.

   (d) ~~"Custodian" means a party employed by the Trust to furnish services as described in Article X of the By-Laws.~~

~~(e)~~   "Declaration" means this <Amended and Restated> Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration", " hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

~~(f)~~

   <(e)>   "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

~~(g)~~

   <(f)>   "Interested Person" has the meaning given that term in the 1940 Act.

~~(h)~~

   <(g)>   "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

~~(i)~~

   <(h)>   "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series <or class>, as the context may require<, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.>

   ~~(j)~~<(i)>   "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time<, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.>

   ~~(k)~~<(j)>   "Person" means and includes individuals, corporations, <limited liability companies,> partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

~~(l)~~

   <(k)>   "Shareholder" means a record owner of outstanding Shares.

~~(m)~~

   <(l)>   "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series <or class> of Shares established by the Trustees pursuant to Section ~~6.9~~ <6.11> hereof, transferable units into which such series <or class> of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

~~(n)~~

   <(m)>   "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section ~~4.4~~ <4.5> hereof.

~~(o)~~

   <(n)>   "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section ~~4.4~~ <4.5> hereof.

~~(p)~~

   <(o)>   "Trust" means the trust ~~created hereby.~~ <hereunder.>

~~(q)~~

   <(p)>   "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series <or class> of Shares pursuant to Section 6.9 <or Section 6.10> hereof.

~~(r)~~

   <(q)>   "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

   <(r)   "Trustees Emeriti" means those former Trustees who, from time to time, elect to serve as trustees emeriti of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeriti, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.>

ARTICLE II

TRUSTEES

   Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a ~~written instrument signed by a~~ majority of the Trustees~~, provided, however, that the number of Trustees shall in no event be less than three nor more than 15~~.

   Section 2.2. Term of Office of Trustees. ~~Subject to the provisions of Section 16(a)~~ <A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations> of the 1940 Act, <by> the Trustees<. Subject to all applicable provisions of the 1940 Act, a Trustee> shall hold office during the lifetime of this Trust and until its termination as hereinafter provided <or, if sooner, until his or her death or the election and qualification of his or her successor>; except ~~(a)~~ that<:

   (a)>   any Trustee may resign his <or her> trust (without need for prior or subsequent accounting) by an instrument in writing signed by ~~him~~ <that Trustee> and delivered to the ~~other Trustees~~ <Trust>, which shall take effect upon such delivery or upon such later date as is specified therein;

   (b)   ~~that~~ any Trustee may be removed ~~with cause,~~ at any time<, for cause (as determined by the Trustees),> by written instrument~~,~~ signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

   (c)   ~~that~~ any Trustee who ~~requests in writing to be retired or who has become incapacitated by illness or injury may be retired by~~ <has attained a mandatory retirement age established pursuant to any> written ~~instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any meeting of Shareholders by a vote of~~ <policy adopted from time to time by at least> two-thirds of the <Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

   (d)   any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

   (e)   any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

   (f)   a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the> outstanding Shares of ~~each series~~ <the Trust>.

Upon the resignation<, retirement> or removal of a Trustee, or his <or her> otherwise ceasing to be a Trustee, ~~he~~ <that individual> shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning<, retiring> or removed Trustee. Upon the incapacity or death of any Trustee, ~~his~~ <that Trustee's> legal representative shall execute and deliver on his <or her> behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

   <Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.>

  Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement~~,~~ <or> removal ~~or inability~~ of any of the Trustees, or in case a vacancy shall, by reason of an increase in number <of Trustees>, or for any other reason, exist, the remaining Trustees ~~shall~~ <may> fill such vacancy by appointing such other individual as they in their discretion shall see fit. ~~Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.~~ Any such appointment shall not become effective, however, until the person ~~named in the written instrument of appointment~~ <appointed> shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. ~~Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.~~ An appointment of a Trustee may be made by the Trustees then in office ~~and notice thereof mailed to Shareholders as aforesaid~~ in anticipation of a vacancy to occur by reason of retirement, resignation<, removal> or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation<, removal> or increase in number of Trustees. The power of appointment is subject to ~~the~~ <all applicable> provisions ~~of Section 16(a)~~ of the 1940 Act.

   Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any ~~one~~ of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of ~~this~~ <the> Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, ~~the~~ <or while any Trustee is incapacitated, the other> Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration<, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees>. A written instrument certifying the existence of such vacancy <or incapacity> signed by a majority of the Trustees shall be conclusive evidence of the existence ~~of such vacancy~~ <thereof>.

   Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as ~~herein~~ otherwise expressly provided <herein>.

ARTICLE III

POWERS OF TRUSTEES

   Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without ~~the~~ <The> Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power <or any other power of the Trustees hereunder>. Such powers of the Trustees may be exercised without order of or resort to any court.

   Section 3.2. Investments. (a) The Trustees shall have the power:

   (i)   to conduct, operate and carry on the business of an investment company;

   (ii)   to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of <securities of every nature and kind,> U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, ~~and securities~~ < derivative instruments> of every ~~nature and kind,~~ <kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,> including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

   (A)   states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

   (B)   the U.S. Government, any foreign government, <or> any political subdivision or any agency or instrumentality of the U.S. ~~Government, any foreign government or any political subdivision of the U.S.~~ Government or any foreign government,

   (C)   any international instrumentality,

   (D)   any bank or savings institution, or

   (E)   any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

~~or in "when issued" contracts for any such securities,~~

to retain Trust assets in cash and from time to time to change the ~~securities or obligations~~ <investments> in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

   (iii)   to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

   (b)   The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

   (c)   Notwithstanding any other provision of ~~this~~ <the> Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of ~~Smith Barney Diversified Large Cap Growth Fund and~~ <the Trust or, as applicable, the Trust Property> of each ~~other Series~~ <series> of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more <other> investment companies to the extent not prohibited by the 1940 Act ~~and exemptive orders granted under such Act~~.

   Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each ~~Person~~ <person> who may hereafter become a Trustee. Upon the resignation, <retirement,> removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

   Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property<,> whether capital or surplus or otherwise~~, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations~~.

   Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

   Section 3.6. Delegation~~; Committees~~. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees ~~or agents~~<, any Investment Adviser, Distributor, custodian, agent or independent contractor> of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem <appropriate or> expedient.

   Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

   Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees<, Trustees> and Trustees <Emeriti>.

   Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein<, in the 1940 Act> or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of ~~all~~ <a majority of> the Trustees. The Trustees may adopt By-Laws not inconsistent with ~~this~~ <the> Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws ~~to the extent such power is not reserved to the Shareholders.~~ <at any time.>

   Section 3.10. Miscellaneous Powers. ~~The~~ <Without limiting the foregoing, the> Trustees shall have the power to:

   (a)   employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

   (b)   enter into joint ventures, partnerships and any other combinations or associations;

   (c)   ~~remove Trustees or fill vacancies in or add to their number,~~ elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, <in each case with or without cause,> and appoint ~~from their own number,~~ and terminate~~,~~ any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

   (d)   purchase, and pay for out of Trust Property, <such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,> insurance policies insuring the <assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring> Shareholders, ~~the~~ <any> Administrator, Trustees, <Trustees Emeriti,> officers, employees, agents, ~~the~~ <any> Investment Adviser, ~~the~~ <any> Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

   (e)   establish pension, profit-sharing, Share purchase, <deferred compensation,> and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

   (f)   to the extent permitted by law, indemnify any ~~person~~ <Person> with whom the Trust has dealings, including any Investment Adviser, Administrator, ~~Custodian~~ < custodian>, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

   (g)   guarantee indebtedness or contractual obligations of others;

   (h)   determine and change the fiscal year of the Trust <or any series thereof> and the method by which its accounts shall be kept; and

   (i)   adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian, Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.~~

~~Section 3.12. Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or Member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, Administrator or of the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:~~

~~(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;~~

~~(b) The Distributor from purchasing Shares as agent for the account of the Trust;~~

~~(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of any Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus or statement of additional information; or~~

~~(d) The Investment Adviser, the Distributor, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's Registration Statement under the Securities Act of 1933, as amended, relating to the Shares.~~

ARTICLE IV

~~INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS~~

<SERVICE PROVIDERS>

   Section 4.1. Investment Adviser. Subject to ~~a Majority Shareholder Vote of the Shares of each series affected thereby~~ <applicable requirements of the 1940 Act>, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust <or any series thereof> on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

   Section 4.2. Distributor. ~~The~~ <Subject to applicable requirements of the 1940 Act, the> Trustees may in their discretion from time to time enter into one or more <exclusive or non-exclusive> distribution contracts providing for the sale of Shares <of one or more series or classes> whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements <or agency agreements> with ~~registered~~ securities dealers <or other Persons> to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

   Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the ~~provisions of this~~ Declaration or the By-Laws.

~~Such services may be provided by one or more Persons.~~

   <Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.>

   Section ~~4.4.~~ <4.5.> Transfer ~~Agent~~ and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency <or sub-transfer agency> and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of ~~this~~ <the> Declaration or the By-Laws. Such services may be provided by one or more Persons.

   Section ~~4.5~~ <4.6>. Parties to Contract. Any contract of the character described in <any> Section ~~4.1, 4.2, 4.3 or 4.4~~ of this Article IV ~~or any Custodian contract~~  may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1~~, 4.2, 4.3 and 4.4~~ <through 4.5> above ~~or any Custodian contract~~, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.5~~ <4.6>.

ARTICLE V

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,

TRUSTEES AND OTHERS

   Section 5.1. No Personal Liability of Shareholders~~, Trustees, etc. No~~ <. No Shareholder or former> Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust <solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

   Section 5.2. Non-Liability of Trustees and Others>. No Trustee, <Trustee Emeritus,> officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust~~, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person~~; and all ~~such~~ Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. ~~If~~ <No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to> any Shareholder, Trustee, officer, employee, ~~or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Notwithstanding any other provision of this Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.~~

~~Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee~~ or agent of the Trust ~~shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof~~  for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his <or her> own bad faith, willful misfeasance, gross negligence or reckless disregard of his ~~duties.~~ <or her duties involved in the conduct of the individual's office.>

   Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

   (i)   every person who is or has been a Trustee<, Trustee Emeritus> or officer of the Trust <(hereinafter referred to as a "Covered Person")> shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him <or her> in connection with any claim, action, suit or proceeding in which ~~he~~ <that individual> becomes involved as a party or otherwise by virtue of ~~his~~ being or having been a Trustee<, Trustee Emeritus> or officer and against amounts paid or incurred by ~~him~~ <that individual> in the settlement thereof;

   (ii)   the words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement <or compromise>, fines, penalties and other liabilities.

   (b)   No indemnification shall be provided hereunder to a ~~Trustee or officer~~ <Covered Person>:

   (i)   against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that ~~he~~ <the Covered Person> engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office;

   (ii)   with respect to any matter as to which ~~he~~ <the Covered Person> shall have been finally adjudicated not to have acted in good faith in the reasonable belief that ~~his~~ <that individual's> action was in the best interest of the Trust; or

   (iii)   in the event of a settlement involving a payment by a Trustee<, Trustee Emeritus> or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a ~~Trustee or officer~~ <Covered Person>, unless there has been either a determination that such ~~Trustee or officer~~ <Covered Person> did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that ~~he~~ <that individual> did not engage in such conduct:

      (A)   by vote of a majority of the Disinterested Trustees <(as defined below)> acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

      (B)   by written opinion of ~~independent~~ legal counsel <chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent>.

   (c)   The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any ~~Trustee or officer~~ <Covered Person> may now or hereafter be entitled, shall continue as to a ~~Person~~ <person> who has ceased to be ~~such Trustee or officer~~ <a Covered Person> and shall inure to the benefit of the heirs, executors and administrators of such ~~Person~~ <person>. Nothing contained herein shall affect any rights to indemnification to which personnel ~~other than Trustees and officers~~<, including Covered Persons,> may be entitled by contract or otherwise under law.

   (d)   Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the ~~recipient~~ <Covered Person> to repay such amount if it is ultimately determined that ~~he~~ <the Covered Person> is not entitled to indemnification under this Section 5.3, provided that either:

   (i)   such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

   (ii)   a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or ~~an independent~~ legal counsel < selected as provided in Section 5.3(b)(iii)(B) above> in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the ~~recipient~~ <Covered Person> ultimately will be found entitled to indemnification.

   As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

   <(e)   In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.>

   Section 5.4. No Bond Required ~~of Trustees~~. No Trustee<, Trustee Emeritus or officer> shall be obligated to give any bond or other security for the performance of any of his <or her> duties hereunder.

   Section 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~. No purchaser, lender, Shareholder Servicing Agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees <or officers> shall recite that the same is executed or made by them not individually, but as <or on behalf of> Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees<, officers> or Shareholders individually, but bind only the ~~trust~~ <Trust> estate, and may contain any further recital ~~which they or he may deem~~ <deemed> appropriate, but the omission of such recital shall not operate to bind any of the Trustees<, officers> or Shareholders individually. The Trustees ~~shall at all times~~ <may> maintain insurance for the protection of the Trust Property, ~~the Trust's~~ Shareholders, Trustees, <Trustees Emeriti,> officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

   Section 5.6. <Good Faith Action;> Reliance on Experts~~, etc.~~ <. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.> Each Trustee and officer or employee of the Trust shall, in the performance of his <or her> duties, be <under no liability and> fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~an opinion~~ <advice> of counsel, or upon reports made to the Trust by any of its officers or employees or by ~~the~~ <any> Investment Adviser, the Distributor, Transfer Agent, <custodian,> any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

   <Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

   Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.>

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

   Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest ~~(without par value)~~<(par value $.00001 per share)> , which may be divided into one or more series <and classes> as provided in ~~Section~~ <Sections> 6.9 <and 6.10> hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

   Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. <By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.>

   Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

   Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection~~,~~ with<,> the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of <the Trust or of> any series <or class> into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series <or class>. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

   Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or, upon the vote of a majority of the Trustees of the Trust, at an office of any one or more Shareholder Servicing Agents, which register or registers, taken together, shall contain the names and addresses <(which may be addresses for electronic delivery)> of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. Unless the Trustees have authorized a Shareholder Servicing Agent to keep a register of Shares, that Shareholder Servicing Agent shall be the holder of record of all outstanding Shares shown on the records of the Transfer Agent as being held by such Shareholder Servicing Agent. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to ~~him as~~ <that Shareholder as provided> herein or in the By-Laws ~~provided~~ , until ~~he~~ <the Shareholder> has given his <or her> address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon, or, if the Trustees have authorized a Shareholder Servicing Agent to keep the register for the Shares of such Shareholder, such Shareholder Servicing Agent (as used in ~~this~~ <the> Declaration, such Shareholder's "agent of record"). It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

   Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust ~~only~~ <in accordance with policies established> by the ~~record holder thereof or by his agent thereunto authorized in writing, upon delivery to the~~ Trustees~~, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder, of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made~~ <from time to time. Until so transferred>, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder ~~and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.~~

~~Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law~~.

   Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given <(i)> if mailed, postage prepaid, addressed to any Shareholder of record at ~~his~~ <the Shareholder's> last known address as recorded on the register of the Trust<, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation>.

   Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the <election of Trustees when that issue is submitted to Shareholders, and for the> removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract ~~as provided in Section 4.1 hereof~~ <on which a shareholder vote is required by the 1940 Act>, (iii) with respect to termination of the Trust <or any series or class to the extent and> as provided in Section 9.2 hereof, (iv) with respect to any amendment of ~~this~~ <the> Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets ~~as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series~~ to the extent and as provided in ~~Sections 9.5 and 9.6~~ <Section 9.4> hereof, ~~(vii)~~<(vi)> to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and ~~(viii)~~<(vii)> with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any ~~state~~  <other regulator having jurisdiction over the Trust>, or as the Trustees may consider necessary or desirable.

~~Each whole Share~~

   <A Shareholder of each series or class> shall be entitled to one vote ~~as to any~~ <for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each> matter on which ~~it~~ <such Shareholder> is entitled to vote and each fractional ~~Share~~ <dollar amount> shall be entitled to a proportionate fractional vote, except that <the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.> Shares held in the treasury of the Trust shall not be voted.

~~Shares~~

   <Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

   Shares of all series> shall be voted ~~by individual series~~ <in the aggregate> on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued <and during any period when no Shares are outstanding>, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of  ~~Shareholders~~ <shareholders> of the Trust or ~~of~~ any series <or class> of the Trust, a Shareholder Servicing Agent may vote any ~~Shares~~ <shares> as to which such Shareholder Servicing Agent is the agent of record and ~~which are not otherwise represented in person or by proxy at the meeting~~ <for which no voting instructions are received>, proportionately in accordance with the votes cast by holders of all ~~Shares~~ <shares> otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any ~~Shares~~ <shares> so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

   Section 6.9. Series ~~Designation~~ <of Shares>. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

   (a)   All Shares shall be identical <(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section 6.10 hereof)> except that there may be such variations ~~as shall be fixed and determined~~ <between different series as are approved> by the Trustees ~~between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.~~ <and as are consistent with applicable law.>

   (b)   The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any ~~unissued Shares or any~~ <Shares of any Series, including outstanding Shares, unissued Shares and> Shares previously issued and reacquired ~~of any series~~<,> into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

   (c)   All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. <No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.>

   (d)   The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

   (e)   The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series ~~which is hereinafter described~~.

   (f)   Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. ~~All~~ <Subject to differences among classes, all> dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number <and value> of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

   (g)   Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares <of all series> then entitled to vote shall be voted ~~by individual series~~ <in the aggregate>, except that (i) when required by the 1940 Act to be voted ~~in the aggregate~~ <by individual series or class>, Shares shall not be voted ~~by individual series~~ <in the aggregate>, and (ii) when the Trustees have determined that ~~the~~ <a> matter affects only the interests of Shareholders of ~~one or more~~ <particular> series <or classes of Shares>, only Shareholders of such series <or classes of Shares, as applicable,> shall be entitled to vote thereon.

~~(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.~~

   Section 6.10. ~~Class Designation~~ <Classes of Shares>. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes<, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time>. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and ~~permitted~~ <not prohibited> by the 1940 Act ~~or pursuant to any exemptive order issued by the Securities and Exchange Commission.~~<.

   Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

   The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

   The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.>

ARTICLE VII

REDEMPTIONS

   Section 7.1. Redemptions. ~~In case any Shareholder at any time desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificates, a written request or~~ <All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such >other ~~such~~ form of request as the Trustees may <determine) at such office or agency as may be designated> from time to time ~~authorize, at the office of the Transfer Agent, the Shareholder Servicing Agent which is the agent of record for such Shareholder, or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated in writing~~  for that purpose~~, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust~~ <in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed> at the net asset value thereof ~~per Share,~~ <next> determined ~~as provided in Section 8.1 hereof, next after such deposit. Payment~~ <after acceptance of such request, less any applicable redemption fee or sales charge.

   Subject to Section 7.2 hereof, payment> for said Shares shall be made to the Shareholder ~~within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the~~ <in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have> Shares ~~to be~~  redeemed ~~is delayed, in either of which events payment may be delayed beyond seven days.~~ <in-kind.>

   Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds ~~for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the~~ <of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no> right of redemption or ~~postponement of the date of~~ payment of the redemption proceeds ~~; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds~~ until the Trust shall declare the suspension at an end~~, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)~~. In the case of a suspension of the right of redemption, a Shareholder may either withdraw ~~his~~ <the Shareholder's> request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

   Section 7.3. Redemption of Shares; Disclosure of Holding. ~~If the~~ <The> Trustees ~~shall, at any time and in good faith, be of the opinion~~ <may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees> that direct or indirect ownership of Shares ~~or other securities of the Trust~~ <of any series> has or may become concentrated in ~~any Person~~ <such Shareholder> to an extent ~~which~~ <that> would disqualify ~~the Trust~~ <that series> as a regulated investment company under the Internal Revenue Code of ~~1954,~~ <1986,> as amended ~~(the "Code"), then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount,~~<(or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class> of Shares or ~~other securities of the Trust sufficient to maintain or bring the direct or indirect~~<(vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that> ownership of Shares  ~~or other securities~~ <by a particular Shareholder is not in the best interests of the remaining Shareholders> of the Trust ~~into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification~~ <or applicable series or class>. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

   The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the ~~Code~~ <Internal Revenue Code of 1986, as amended (or any successor statute)>, or to comply with the requirements of any other <law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation> ~~authority. Upon the failure of a Shareholder to disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof.~~

~~Section 7.4. Redemptions of Accounts of Less than $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500. A Shareholder shall be notified that the value of his account is less than $500 and allowed 60 days to make an additional investment before redemption is processed.~~

~~Section 7.5. Redemptions Pursuant to Constant Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of Section 8.3 hereof~~.

ARTICLE VIII

DETERMINATION OF NET ASSET VALUE,

NET INCOME AND DISTRIBUTIONS<; REDUCTION IN SHARES>

   The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. <With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.>

ARTICLE IX

DURATION; TERMINATION OF TRUST;

AMENDMENT; MERGERS, ETC.

   Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

   Section 9.2. Termination of Trust. (a) The Trust may be terminated <at any time> (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust<, or any class of any series,> may be terminated <at any time> (i) by a Majority Shareholder Vote of the holders of Shares of that series <or class>, or (ii) by the Trustees by written notice to the Shareholders of that series <or class>. Upon the termination of the Trust or any series of the Trust:

   (i)   The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

   (ii)   The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under ~~this~~ <the> Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and ~~to~~ do all other acts appropriate to liquidate its business; ~~provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof,~~ and ~~any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof; and~~

   (iii)   After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

<The foregoing provisions shall also apply mutatis mutandis to the termination of any class.>

   (b)   After termination of the Trust or series <or class> and distribution to the Shareholders of the Trust or series <or class> as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series <or class>, and the rights and interests of all Shareholders of the Trust or series <or class> shall thereupon cease.

   Section 9.3. Amendment Procedure. (a) ~~This Declaration may be amended by a Majority~~ <Except as specifically provided herein, the Trustees may, without any> Shareholder ~~Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of~~ <vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,> the ~~Trust. The~~ Trustees may ~~also amend this Declaration~~<,> without ~~the vote or consent of Shareholders~~ <any Shareholder vote, amend the Declaration> to designate ~~series in accordance with Section 6.9 hereof~~ <or redesignate series or classes>, to change the name <or principal office> of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable<,> to conform ~~this~~ <the> Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of the regulated investment company provisions of~~ <law, including the 1940 Act and> the Internal Revenue Code of ~~1954~~ <1986>, as amended, but the Trustees shall not be liable for failing <to do so. Shareholders shall have the right to vote on (i) any> ~~so to do.~~

~~(b) No~~ amendment ~~which the Trustees have determined shall affect the rights, privileges or interests of holders of a particular series of Shares, and which would otherwise~~ <that would affect their right to vote granted in Section 6.8; (ii) any amendment to this Section 9.3(a); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall> require a Majority Shareholder Vote ~~under paragraph (a) of this Section 9.3, but not the rights, privileges or interests of~~ <of the Shareholders of the Trust, or the written consent, without a meeting, of the> holders of Shares <representing not less than a majority of the voting power of the Shares> of the Trust ~~generally, may be made except with the vote or consent by a Majority Shareholder Vote~~<. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders> of such series <or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

   (b)>

~~(c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series of Shares.~~   Nothing contained in ~~this~~ <the> Declaration shall permit the amendment of ~~this~~ <the> Declaration to impair the exemption from personal liability of the Shareholders, <former Shareholders,> Trustees, <Trustees Emeriti,> officers, employees and agents of the Trust or to permit assessments upon Shareholders <or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

   (c)>

~~(d)~~   A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders <(if applicable)> or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

~~(e)~~

   <(d)>   Notwithstanding any other provision hereof, until such time as ~~a Registration Statement under~~ <Shares of a particular series or class are first issued> the ~~Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this~~ Declaration may be <terminated or> amended in any respect <as to that series or class, and as to any series or class in which Shares are not outstanding,> by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

   Section 9.4. Merger, Consolidation and Sale of Assets. ~~The Trust~~ <Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof> may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series <or class> of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized <(a)> at any meeting of Shareholders called for such purpose by ~~the vote of the holders of two-thirds of the outstanding Shares~~ <a Majority Shareholder Vote> of all series of the Trust voting as a single class~~, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing~~ <if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,> without a meeting, ~~consented to by the vote~~ of the holders of ~~two-thirds~~ <Shares representing a majority of the voting power> of the outstanding Shares of all series of the Trust voting as a single class, or of the ~~affected series of the Trust, as the case may be; provided, however, that if~~ <particular series or class as described above. Any> such merger, consolidation, sale, lease or exchange ~~is recommended~~ < shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved> by the Trustees~~, the vote or written consent by Majority Shareholder Vote~~<. Nothing contained herein> shall be ~~sufficient authorization; and any such~~ <construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a> merger, consolidation, ~~sale, lease~~ <reorganization> or exchange ~~shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust.~~ <of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.>

   Section 9.5. Incorporation, Reorganization. ~~With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may~~ <The Trustees may, without the vote or consent of Shareholders,> cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust <or series or class of a trust>, unit investment trust, partnership, <limited liability company,> association or other organization to ~~take over~~ <acquire> all <or a portion> of the Trust Property <(or all or a portion of the Trust Property allocated or belonging to a particular series or class)> or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer ~~the~~ <such> Trust Property to any such corporation, trust <or series or class of a trust>, partnership, <limited liability company,> association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. ~~Subject to Section 9.4 hereof, the~~ <The> Trustees may also<, without the vote or consent of Shareholders,> cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust <(or series or class thereof)>, partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained in~~ <The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to> this Section 9.5<. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,> ~~shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.~~

~~Section 9.6. Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or~~ exchange ~~all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction~~ <offers>, or any other ~~trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.~~ <method approved by the Trustees.>

ARTICLE X

~~REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS~~

~~The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.~~

~~Whenever 10 or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.~~

~~ARTICLE XI~~

MISCELLANEOUS

   Section ~~11.1.~~ <10.1.> Filing. ~~This~~ <The> Declaration~~, as amended,~~ and any subsequent amendment hereto shall be filed in the office of the Secretary of ~~the~~ <The> Commonwealth of Massachusetts and in such other place or places as may be required under the laws of ~~the~~ <The> Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate<, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto>. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by ~~a~~ <an officer or> Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some ~~later~~ <other> time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of ~~the~~ <The> Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

   Section ~~11.2~~ <10.2>. Governing Law. ~~This~~ <The> Declaration is executed by the Trustees and delivered in ~~the~~ <The> Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

   <Section 10.3. Principal Office. The principal office of the Trust is 388 Greenwich Street, New York, New York. The agent for service of process in The Commonwealth of Massachusetts is Corporation Service Company, 84 State Street, Boston, Massachusetts 02109. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.>

   Section ~~11.3.~~ <10.4.> Counterparts. ~~This~~ <The> Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

   Section ~~11.4~~ <10.5>. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be ~~a~~ <an officer or> Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~ <the> Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

   Section ~~11.5~~ <10.6>. Provisions in Conflict with Law or Regulations.

   (a)   The provisions of ~~this~~ <the> Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company <or other> provisions of the Internal Revenue Code of ~~1954~~ <1986>, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of  ~~this~~ <the> Declaration; provided however, that such determination shall not affect any of the remaining provisions of ~~this~~ <the> Declaration or render invalid or improper any action taken or omitted prior to such determination.

   (b)   If any provision of ~~this~~ <the> Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

   IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ~~9th~~<[   ]> day of ~~August, 1996~~<[        ], 2001> .

[Trustee Signature Lines]

~~CITIFUNDS TRUST II~~

~~Amended and Restated~~

<Appendix A

to Declaration of Trust>

Establishment and

Designation of Series of Shares of

Beneficial Interest

~~(without par value)~~

~~Pursuant to Section 6.9 of the Declaration of Trust, dated April 13, 1984, as amended and restated (the "Declaration of Trust"), of CitiFunds Trust II (formerly, Landmark Funds II) (the "Trust"), the undersigned, being a majority of the~~

   <The> Trustees of the Trust, ~~do hereby amend and restate the Trust's existing Establishment and Designation of Series~~ <acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund")> of Shares of Beneficial Interest ~~(without par value) in order to change the name of one series of the Trust which was previously established and designated. No other changes to the special and relative rights of the existing series are intended by this amendment and restatement.~~ <listed below.>

   1.   The ~~series shall be~~ <Funds are> as follows:

~~The series previously designated as "Smith Barney Research Large Cap Growth Fund" shall be redesignated as "Smith~~

<Smith> Barney Diversified Large Cap Growth ~~Fund".~~ <Fund>

~~The remaining series are as follows:~~

~~"Smith~~

<Smith> Barney Small Cap Growth Opportunities ~~Fund"~~<Fund>

~~"CitiFunds Small Cap Value Portfolio," and~~

~~"CitiFunds Growth & Income Portfolio."~~

<Smith Barney International Large Cap Fund>

   2.   Each ~~series~~ <Fund> shall be authorized to ~~invest in~~ <hold> cash, <invest in> securities, instruments and other property <and use investment techniques> as from time to time described in the ~~Trust's~~ <Trust's> then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of ~~each series~~ <the Fund>. Each Share of each ~~series~~ <Fund> shall be redeemable~~, shall be entitled to one vote or fraction thereof in respect of a fractional share on matters on which shares of that series~~ < as provided in the Declaration. Subject to differences among classes, each Share of each Fund> shall be entitled to vote <on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration>, shall represent a pro rata beneficial interest in the assets allocated or belonging to ~~such series~~ <the Fund>, and shall be entitled to receive its pro rata share of the net assets of  ~~such series~~ <the Fund> upon liquidation of the ~~series~~ <Fund>, all as provided in Section 6.9 of the Declaration ~~of Trust.~~<. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.>

   3.   Shareholders of each ~~series~~ <Fund> shall vote separately as a class on any matter to the extent required by, and any matter shall ~~be deemed to~~ have been < deemed> effectively acted upon with respect to ~~each series~~ <the Fund> as provided in, Rule 18f-2, as from time to time in effect, under the ~~Investment Company Act of 1940, as amended,~~ <1940 Act> or any successor rule, and ~~by~~ the Declaration ~~of Trust~~.

   4.   The assets and liabilities of the Trust shall be allocated ~~to each series~~ <among each Fund and any series of the Trust designated in the future> as set forth in Section 6.9 of the Declaration ~~of Trust~~.

   5.   Subject to the provisions of Section 6.9 and Article IX of the Declaration ~~of Trust~~, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of ~~any series now or hereafter created~~ <each Fund,> or otherwise to change the special and relative rights of ~~any such series.~~ <each Fund.>

~~6. This Amended and Restated Establishment and Designation of series shall be effective as of September 11, 2000~~

   <6.   Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund>.

   IN WITNESS WHEREOF, the undersigned have executed this ~~Establishment and Designation of Series (which may be on one or more separate counterparts)~~ <instrument> as of the ~~13th~~ <   > day of ~~July, 2000.~~<       ,     .>

[Trustee ~~Signature Lines]~~ <signature lines]>

~~CITIFUNDS TRUST II~~

<Appendix B

to Declaration of Trust>

Establishment and Designation

of Classes

~~As Amended~~

~~The undersigned, being a majority of the Trustees of CitiFunds Trust II, a Massachusetts business trust (the "Trust"), acting pursuant~~

   <Pursuant> to Section 6.10 of the ~~Trust's~~ Declaration ~~of Trust dated April 13, 1984, as amended (the "Declaration"), do hereby divide~~<, the Trustees have divided> the Shares of each ~~of its series whether now existing or hereafter established (collectively, the "Funds") into Classes~~ <series of the Trust to create the classes> of Shares, ~~as follows:~~ <within the meaning of Section 6.10, listed below.>

~~1. The Classes~~

   <1.   The classes> of Shares of each ~~Fund~~ <Series> ~~shall be~~ <are> designated "Class A Shares," "Class B Shares," "Class L Shares," and "Class Y Shares."

   2.   ~~Each Class of~~ Shares of each ~~Fund shall be~~ <class are> entitled to all the rights and preferences accorded to Shares under the Declaration.

   3.   ~~The number of~~ <For> Shares of each <class, the> ~~Class of each Fund designated hereby shall be unlimited.~~

~~4. The~~ purchase price ~~of each Class of Shares~~, the method of determination of the net asset value ~~of each Class of Shares~~, the price, <the> terms and manner of redemption ~~of each Class of Shares~~, any conversion ~~or exchange feature or privilege of any Class of Shares, and~~ <feature,> the relative dividend rights of ~~the holders of each Class of Shares~~ <holders thereof, and any other rights, privileges, features or qualifications,> shall be ~~established~~ <as determined from time to time> by the Trustees of the Trust in accordance with the Declaration ~~and shall be~~ <as> set forth in the current prospectus and statement of additional information of the ~~Funds~~ <Trust or any series thereof relating to the class>, as amended from time to time, contained in the ~~Trust's~~ <Trust's> registration statement under the Securities Act of 1933, as amended.

~~5. Each Class of Shares shall bear the expenses of payments under any distribution, service, and shareholder servicing agreements entered into by or on behalf of the Funds with respect to that Class, and any other expenses that are properly allocated to such Class in accordance with the Investment Company Act of 1940, as amended, or any rule or order issued thereunder and applicable to the Trust or the Funds (the "1940 Act").~~

~~6. As to any matter on which shareholders are entitled to vote, each Class~~

   <4.   A class> of Shares of ~~each Fund shall vote together as a single class; provided however, that notwithstanding the provisions of Section 6.8 of the Declaration to the contrary, (a) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or is required by a separate agreement applicable to such Class, such requirements as to a separate vote by the Class shall apply, (b) except as required by (a) above, to the extent that a matter affects more than one Class and the interests of the Classes in the matter are not materially different, then the Shares of those Classes whose interests in the matter are not materially different shall vote together as a single Class, but to the extent that a matter affects more than one Class and the interests of a Class in the matter are materially different from that of each other Class, then the Shares of such Class shall vote as a separate class; and (c) except as required by (a) above or as otherwise required by the 1940 Act, as to any matter which does not affect the interests of a particular Class, only the holders of Shares of the affected Class shall be entitled to vote.~~ <any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.>

   ~~7.~~ <5.>The designation of each Class of Shares hereby shall not impair the power of the Trustees from time to time to designate additional classes of Shares of any Funds.

   ~~8.~~ <6.>Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the Classes designated hereby without any action or consent of the Shareholders.

~~9. At any time that there are no Shares outstanding of a particular Class of a Fund previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Class.~~

~~10. This Establishment and Designation of Classes shall become effective as of January 4, 1999, as amended as of September 11, 2000.~~

   <IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of __________, _______.>

~~[Trustee Signature Lines]~~

<[Trustee signature lines]>

Appendix B

Fundamental Policies to Apply to

The Funds and Portfolios Upon Shareholder Approval

None of the Funds or Portfolios may:

(1)   Borrow Money:  borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2)   Make Loans:  make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(3)   Concentration:  purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

(4)   Underwrite Securities:  underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

(5)   Real Estate, Oil and Gas, Mineral Interests:   purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. Each Fund and Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(6)   Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Appendix C

Current Fundamental Investment Policies and

Proposed Action to be Taken
Current Fundamental Policy	Revised Fundamental Policy

None of the Funds or Portfolios may:

(1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed; or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value. It is intended that a Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

For purposes of this restriction, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

None of the Funds or Portfolios may: Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions.

For purposes of this restriction, the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

(4) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

No change is proposed for this fundamental policy.

(5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or Portfolio from purchasing or selling futures contracts or options thereon, and each Fund and Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or Portfolio).

Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. Each Fund and Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership securities.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(7) purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that each Fund and Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders under such Act.

It is proposed that this fundamental policy be removed.

(8) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities or such issuer to be held by the Fund or Portfolio; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that each Fund and Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

It is proposed that this fundamental policy be removed.

Appendix D

MANAGEMENT AGREEMENT

SMITH BARNEY TRUST II

   MANAGEMENT AGREEMENT, dated as of __________, by and between Smith Barney Trust II, a Massachusetts business trust (the "Trust"), and Citi Fund Management Inc., a Delaware corporation ("Citi Management" or the "Manager").

W I T N E S S E T H:

   WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

   WHEREAS, the Trust wishes to engage Citi Management to provide certain management services for the series of the Trust designated in Schedule A annexed hereto (the "Funds"), and Citi Management is willing to provide such management services for the Funds on the terms and conditions set forth herein.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

   1.   Duties of Manager. (a) Citi Management shall act as the Manager for each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust's Amended and Restated Declaration of Trust, dated as of August 9, 1996, and By-Laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to each Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of a Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor or with its or their respective affiliates, or affiliates of affiliates, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at each Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of a Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser. To the extent authorized by the Board of Trustees and subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or a portion of the assets of a Fund in one or more investment companies.

   (b) Subject to the direction and control of the Board of Trustees of the Trust, Citi Management shall perform such administrative and management services as may from time to time be reasonably requested by the Trust with respect to each Fund, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and each Fund and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; and (iii) arranging for maintenance of books and records of the Trust with respect to each Fund. Notwithstanding the foregoing, Citi Management shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or any Fund. In providing administrative and management services as set forth herein, the Manager may, at its own expense, employ one or more subadministrators; provided that the Manager shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

   2.   Allocation of Charges and Expenses. Citi Management shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citi Management; governmental fees; interest charges; brokerage fees and commissions; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, service agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

   3.   Compensation of Manager. For the services to be rendered and the facilities to be provided by the Manager hereunder, the Trust shall pay to the Manager from the assets of each Fund a management fee computed daily and paid monthly at an annual rate equal to the lesser of (i) that percentage of that Fund's average daily net assets for the Fund's then-current fiscal year set forth opposite the Fund's name on Schedule A annexed hereto (the "Aggregate Management Fee"), minus that Fund's Aggregate Subadviser Fee (as defined below), if any, and (ii) the difference between that Fund's Aggregate Management Fee for the Fund's then-current fiscal year and the aggregate management fees allocated to that Fund for the Fund's then-current fiscal year from the registered investment company portfolios in which it invests (for which the Manager or an affiliate serves as investment adviser). To the extent that any Fund's Aggregate Subadviser Fee exceeds that Fund's Aggregate Management Fee, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. A Fund's Aggregate Subadviser Fee is the aggregate amount payable by that Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If the Manager provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to the Manager shall be accordingly adjusted and prorated.

   4.   Covenants of Manager. The Manager agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Manager and its directors and officers.

   5.   Limitation of Liability of Manager. Citi Management shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citi Management" shall include directors, officers and employees of the Manager as well as the Manager itself.

   6.   Activities of Manager. The services of the Manager to the Funds are not to be deemed to be exclusive, the Manager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and that directors, officers and employees of the Manager are or may become similarly interested in the Trust and that the Manager may be or may become interested in the Trust as a shareholder or otherwise.

   7.   Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force for a period of two years from its effectiveness, on which date it will terminate unless its continuance with respect to a Fund after that date is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citi Management at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

   This Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

   This Agreement may be amended with respect to a Fund only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

   The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

   8.   Licenses. The Trust hereby agrees, on behalf of each Fund, to reimburse the Manager for any and all reasonable costs incurred by the Manager relating to the acquisition and retention of licenses to be used in connection with the management of that Fund.

   9.   Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

   10.   Use of Name. The Trust hereby acknowledges that any and all rights in or to the names "Citi" and "Smith Barney" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Manager; that the Manager may assign any or all of such rights to another party or parties without the consent of the Trust; and that the Manager may permit other parties, including other investment companies, to use the words "Citi" and "Smith Barney" in their names. If the Manager, or its assignee as the case may be, ceases to serve as the manager of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name and those of each of its series or classes so as to delete the word "Citi" or "Smith Barney," as applicable.

   Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the applicable Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

   The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

SMITH BARNEY TRUST II               CITI FUND MANAGEMENT INC.
on behalf of the series listed
on Schedule A

By:                                                     By:

Title:                                                     Title:

Schedule A

Fund	Aggregate Management Fee (expressed as a percentage of each Fund's aggregate net assets for its then-current fiscal year)
Smith Barney Diversified Large Cap Growth Fund	0.90%
Smith Barney Small Cap Growth Opportunities Fund	1.10%

Appendix E

SERVICE PLAN

   SERVICE PLAN, dated as of __________, of Smith Barney Trust II, a Massachusetts business trust (the "Trust"), with respect to shares of beneficial interest of its series Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund designated [A] [B] [L] Shares, as such shares may be reclassified or redesignated by the Trustees from time to time (the "Shares").

   WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

   WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets, including Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund, each such series being listed on Schedule A hereto (collectively with any series that may hereafter be established, except for any series which elects not to adopt this Plan, the "Series");

   WHEREAS, the Trust's shares of beneficial interest are divided into classes, including the Shares;

   WHEREAS, the Trust intends to distribute the Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

   WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the holders of the Shares, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

   WHEREAS, an initial sales charge may be paid by investors who purchase the Shares, and any distributor that enters into a Distribution Agreement with respect to the Shares (the "Distributor"), broker-dealers, banks and other financial intermediaries may receive such sales charge as full or partial compensation for their services in connection with the sale of Shares;

   WHEREAS, each Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares by such Series, and the Series may pay to the Distributor, dealers and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges;

   NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:

   1.   Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may:

   (a)   engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares, which activities may include, but are not limited to (i) payments to the Distributor for distribution services, (ii) payments to broker-dealers, financial intermediaries (which may include banks) and others in respect of the sale of Shares, (iii) payments for advertising, marketing or other promotional activity, and (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust; and

   (b)   make payments, directly or indirectly, to the Distributor, broker-dealers, financial intermediaries (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

   2.   Sales Charges. It is understood that, under certain circumstances, an initial sales charge may be paid by investors who purchase Shares of a Series, and the Series may pay to the Distributor, broker-dealers, financial intermediaries (including banks) and others, or the Series may permit such persons to retain, as the case may be, such sales charge as full or partial compensation for their services in connection with the sale of Shares. It is also understood that, under certain circumstances, a Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares of such Series, and the Series may pay to the Distributor, securities dealers, financial institutions (including banks) and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges.

   3.   Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures made pursuant to paragraph 1 above exceed an amount calculated at the rate of [0.25%(Class A)] [1.00% (Class B and Class L)] per annum of the average daily net assets represented by the Shares of each Series. Payments pursuant to this Plan may be made directly by the Trust to the Distributor or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of such average daily net assets shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information with respect to such Shares.

   4.   Trust's Expenses. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not be subject to the limitation set forth in paragraph 3 above: organization costs of each Series; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any manager or investment adviser, transfer agent, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

   It is recognized that the manager or investment adviser to a Series may, from time to time, use its management fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the Shares of the Series, including the activities described in paragraph 1 above, and further that any Distributor, shareholder servicing agent or service agent may use its past profits or its resources from any other source, to make payments with respect to the distribution of the Shares of a Series, including the activities described in paragraph 1 above, and any such payments by such manager, investment adviser, Distributor, shareholder servicing agent or service agent shall not constitute expenditures made pursuant to this Plan and shall not be subject to the limitation set forth in paragraph 3 above. Notwithstanding the foregoing, to the extent that any payments made by a Series to any manager or investment adviser or any affiliate thereof, including payments made from such manager's or adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares of such Series within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitation set forth in paragraph 3 above.

   5.   Term and Termination. (a) Unless terminated as herein provided, this Plan shall continue in effect with respect to the Shares of a Series for a period of one year from its effectiveness with respect to such Series as set forth on Schedule A hereto and shall continue in effect for such Series for successive periods of one year, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   (b)   This Plan may be terminated at any time with respect to the Shares of any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.

   6.   Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 3 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual continuance of this Plan in Section 5(a) hereof.

   7.   Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

   8.   Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

   9.   Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 8 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

   10.   Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

Smith Barney Diversified Large Cap Growth Fund
Smith Barney Small Cap Growth Opportunities Fund

388 Greenwich Street
New York, New York 10013
--------------------------------------------------

Proxy Statement
For the Special Meeting
of Shareholders to be held on
August 27, 2001
--------------------------------------------------

Smith Barney Diversified Large Cap Growth Fund
Smith Barney Small Cap Growth Opportunities Fund

388 Greenwich Street New York, New York 10013

Your Proxy Vote is Important!

And now you can Vote your Proxy on the PHONE or on

the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy! Just follow these simple steps:

   1. Read your proxy statement and have it at hand.

   2. Call toll-free 1-800-597-7836 or go to website:                 https://vote.proxy-direct.com

   3. Enter your 14 digit Control Number from your Proxy Card.

   4. Follow the recorded or on-screen directions.

   5. Do not mail your Proxy Card when you vote by phone or internet.

                      SSB - 8/00

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 27, 2001

The undersigned, revoking prior proxies, hereby appoints Heath B. McLendon, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund to be held at 7 World Trade Center, New York, New York, on August 27, 2001, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" the nominees and "FOR" Items 2 through 5. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-597-7836

CONTROL NUMBER:

Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature of joint owner, if any

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.	Example: [X]

Smith Barney Diversified Large Cap Growth Fund

Smith Barney Small Cap Growth Opportunities Fund

1.	To elect a Board of Trustees.	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
		[ ]	[ ]	[ ]

Nominees:

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

Riley C. Gilley

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Heath B. McLendon

Alan G. Merten

C. Oscar Morong, Jr.

R. Richardson Pettit

Walter E. Robb, III

E. Kirby Warren

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below. Your shares will be voted for the remaining nominee(s).

_________________________________________________________________________

2.	To vote on an Amended and Restated Declaration of Trust.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

3.	To vote on amending the fundamental policies.	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
		[ ]	[ ]	[ ]
A B C D E F

To amend or remove the policy concerning:

Borrowing

Lending of Money or Securities

Concentration

Real Estate, Oil, Gas and Mineral Interests, and Commodities

Issuance of Senior Securities

Investments in a Single Issuer

If you do not wish your shares voted "FOR" a particular policy, mark the "FOR ALL EXCEPT" box and write the policy number below. Your shares will be voted for the remaining policy(ies).

---------------------------------------------------------------------------------------------------------------

4.	To vote on an Amended and Restated Management Agreement.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

5.	To vote on an Amended and Restated Service Plan for Class A, Class B or Class L	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]